UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K/A
                                  Amendment No. 2

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: September 7, 2016
             (Date of earliest reported event): (June 30, 2016)

                             NEWGIOCO GROUP, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2016, the company filed a Current Report on Form 8-K (the "Original Form 8-K"), which was amended on August 25, 2016 (the "Amendment No. 1"), to report the completion of its acquisition of all of the issued and outstanding shares of Ulisse Gmbh ("Ulisse") from its selling shareholders. This Amendment No. 2 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to include the financial information described in Item 9.01 below which was not previously filed with the Original Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the Original Form 8-K was required to be filed. Except as stated in the Explanatory Note, no other information contained in the Original Form 8-K is changed.

Item 9.01   Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

The financial statements for Ulisse required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 2 to the Original Form 8-K and incorporated herein by reference.

(b)     Pro Forma Financial Information

The pro forma financial information for Newgioco Group, Inc. required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Amendment No. 2 to the Original Form 8-K and incorporated herein by reference.

(c) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  September 7, 2016.                  NEWGIOCO GROUP, INC.


                                     By:  /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer


EXHIBIT INDEX

Exhibit No. Description

99.1 Audited financial statements of Ulisse Gmbh as of and for the year ended December 31, 2015 and Independent Auditors Report therein.

99.2 Unaudited interim financial statements of Ulisse Gmbh for the six months ended June 30, 2016 and 2015 and Independent Auditors Report therein.

99.3 Unaudited pro forma combined financial information and explanatory notes for the six months ended June 30, 2016 and the year ended December 31, 2015.